SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): December 31, 2008
ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

MARYLAND (State of Incorporation)	001-31775 (Commission File Number)	86-1062192 (I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100 Dallas, Texas (Address of principal executive offices)	75254 (Zip code)
Registrant’s telephone number, including area code: (972) 490-9600
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e).	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     On December 31, 2008, Ashford Hospitality Trust, Inc., a Maryland corporation (the “Company”) amended its Nonqualified Deferred Compensation Plan (the “Plan”) by executing a First Amendment to such Plan (the “Amendment”).
     Pursuant to the Amendment, eligible employees, which include executive officers of the Company, may now elect to defer “other amounts” in addition to salary, bonus and restricted stock awards, at such time and in such manner as the compensation committee provides in accordance with Section 409A of the Internal Revenue Code of 1986, as amended. Additionally, the Amendment allows the Company to pay each participant’s account in a single lump sum payment if the participant incurs a disability.
     The foregoing summary is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (c)  Exhibits

Exhibit No.	Description

10.1	First Amendment to the Ashford Hospitality Trust, Inc. Nonqualified Deferred Compensation Plan.

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 7, 2009

ASHFORD HOSPITALITY TRUST, INC.
By:	/s/ DAVID A. BROOKS
David A. Brooks
Chief Legal Officer